John Hancock Municipal Securities Trust

Supplement dated January 22, 2016 to the current prospectus

John Hancock High Yield Municipal Bond Fund (the “fund”)

Effective March 1, 2016, Dianne M. Sales will no longer serve as a portfolio manager of the fund. Accordingly, all references to Dianne M. Sales as a portfolio manager of the fund will be removed from the prospectus. Cynthia M. Brown will continue as the portfolio manager of the fund.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.